                           SCHEDULE 14A INFORMATION

                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement     [_] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Salomon Brothers Series Funds Inc
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                      SALOMON BROTHERS SERIES FUNDS INC:
                      Salomon Brothers All Cap Value Fund
                       Salomon Brothers Asia Growth Fund
                        Salomon Brothers Balanced Fund
                     Salomon Brothers Cash Management Fund
                     Salomon Brothers High Yield Bond Fund
               Salomon Brothers Institutional Money Market Fund
                  Salomon Brothers International Equity Fund
                  Salomon Brothers Large Cap Core Equity Fund
                    Salomon Brothers Large Cap Growth Fund
             Salomon Brothers New York Municipal Money Market Fund
                    Salomon Brothers Small Cap Growth Fund
                     Salomon Brothers Strategic Bond Fund
                 Salomon Brothers U.S. Government Income Fund

                               125 Broad Street
                           New York, New York 10004

                                                                   July 8, 2002

Dear Stockholder:

   An Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:00 p.m.

   At the Meeting, you will be asked to elect Directors. For certain Funds, you will be asked to vote on changing the investment objective(s). You also will be asked to vote on reclassifying the investment objective(s) of each of the Funds from fundamental to non-fundamental, which management believes will provide for efficiencies and flexibility in the administration of the Funds. As a stockholder, you cast one vote for each share you own.

   If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone, facsimile or over the Internet. Instructions for telephone, facsimile and Internet voting are enclosed.

   Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone, facsimile or over the Internet.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call us at 1-800-SALOMON or call your financial consultant.

   Thank you for your participation in the Meeting.

                           Sincerely,

                           /s/ Heath B. McLendon
                           Heath B. McLendon
                           Chairman

                      SALOMON BROTHERS SERIES FUNDS INC:
                      Salomon Brothers All Cap Value Fund
                       Salomon Brothers Asia Growth Fund
                        Salomon Brothers Balanced Fund
                     Salomon Brothers Cash Management Fund
                     Salomon Brothers High Yield Bond Fund
               Salomon Brothers Institutional Money Market Fund
                  Salomon Brothers International Equity Fund
                  Salomon Brothers Large Cap Core Equity Fund
                    Salomon Brothers Large Cap Growth Fund
             Salomon Brothers New York Municipal Money Market Fund
                    Salomon Brothers Small Cap Growth Fund
                     Salomon Brothers Strategic Bond Fund
                 Salomon Brothers U.S. Government Income Fund

                               125 Broad Street
                           New York, New York 10004

                         Question & Answer Supplement

   This Question & Answer Supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Please vote today by completing and mailing the enclosed proxy card or by voting via telephone, facsimile or the Internet! Thank you in advance for your vote.

When and where is the Meeting?

   An Annual Meeting of Stockholders will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:00 p.m.

Do I have to attend the Meeting in order to vote?

   No. You do not have to attend the Meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, by facsimile, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

Has the Board of Directors of the Company considered the matters to be voted upon?

   The Board of Directors has considered each matter and has unanimously recommended that you approve each nominee for Director and vote in favor of each other proposal to be voted on at the Meeting.

What proposals am I being asked to vote on?

PROPOSAL 1.  The election of Directors.

   You are being asked to elect Directors. If elected, the new Board of Directors will combine the Company's current Directors with directors supervising other funds in the Salomon Brothers fund complex. The current Directors believe that the Company and its stockholders will benefit from the expertise brought by these nominees and the larger combined Board.

PROPOSAL 2.  For Salomon Brothers High Yield Bond Fund, Salomon Brothers
             Strategic Bond Fund and Salomon Brothers U.S. Government Income Fund, the approval of a change in each Fund's investment objective(s).

   The proposal seeks to change the investment objective(s) of each of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers U.S. Government Income Fund. The proposed new investment objective for each is "to maximize total return, consistent with the preservation of capital." Currently, the investment objective(s) of the Funds emphasize current income. The change will give Salomon Brothers Asset Management Inc, the investment manager for the Funds, the additional flexibility to take advantage of opportunities to invest for potential capital appreciation instead of focusing primarily on the current income potential of the investment. Because the investment objective(s) of each of the Funds is a fundamental policy, it cannot be changed without stockholder approval.

PROPOSAL 3.  For each Fund, the approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy.

   A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote of both the Directors and the stockholders. Each Fund's investment objective(s) was adopted as a fundamental policy and, therefore, may be changed only by a vote of Fund stockholders. There is, however, no requirement that a Fund's investment objective be a fundamental policy. In order to respond more quickly to market or regulatory changes, without the costs, expense and time delay associated with a stockholder meeting, it is proposed that each Fund reclassify its investment objective(s) as a non-fundamental policy. If the proposal is approved, the Directors will have the authority to approve any future change to a Fund's investment objective(s) and stockholders will receive notice of the change. No Fund has any present intention to change its investment objective(s) except as set forth in the Proxy Statement.

PROPOSAL 4.  Any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

   At this time, there is no other business.

   This Question & Answer Supplement is intended to provide only a brief summary of the matters to be voted on at the Annual Meeting of Stockholders. Please refer to the attached Proxy Statement, which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Company having to incur the additional costs associated with a second proxy solicitation.

                      SALOMON BROTHERS SERIES FUNDS INC:
                      Salomon Brothers All Cap Value Fund
                       Salomon Brothers Asia Growth Fund
                        Salomon Brothers Balanced Fund
                     Salomon Brothers Cash Management Fund
                     Salomon Brothers High Yield Bond Fund
               Salomon Brothers Institutional Money Market Fund
                  Salomon Brothers International Equity Fund
                  Salomon Brothers Large Cap Core Equity Fund
                    Salomon Brothers Large Cap Growth Fund
             Salomon Brothers New York Municipal Money Market Fund
                    Salomon Brothers Small Cap Growth Fund
                     Salomon Brothers Strategic Bond Fund
                 Salomon Brothers U.S. Government Income Fund

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   July 8, 2002

To the Stockholders of Salomon Brothers Series Funds Inc:

   An Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc (the "Company") will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:00 p.m., for the purpose of considering and voting upon:

    1. The election of Directors (Proposal 1);

    2. For Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers U.S. Government Income Fund, the approval of a change in each Fund's investment objective(s) (Proposal 2);

    3. For each Fund, the approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy (Proposal
       3); and

    4. Any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

   The Board of Directors unanimously recommends that you approve each nominee for Director and vote in favor of each other proposal.

   The close of business on June 24, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call 1-800-SALOMON.

                            By Order of the Board of Directors,

                            Christina T. Sydor
                            Secretary

 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or vote by telephone, facsimile or over the Internet, no matter how large or small your holdings may be.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

    3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                       ----------------------------
Corporate Accounts
 (1) ABC Corp..................................... ABC Corp. (by John Doe,
                                                   Treasurer)
 (2) ABC Corp..................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............ John Doe
 (4) ABC Corp. Profit Sharing Plan................ John Doe, Trustee

Trust Accounts
 (1) ABC Trust.................................... Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
 (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA.......................................... John B. Smith
 (2) John B. Smith................................ John B. Smith, Jr., Executor

 Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-SALOMON. If you prefer, you can vote by telephone, by facsimile or over the Internet by using the information located on your proxy card. The Company may also solicit proxies from stockholders by letter and/or telephone. Voting by telephone, by facsimile or over the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or over the Internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions, and (iii) confirm that their instructions have been properly recorded.

                      SALOMON BROTHERS SERIES FUNDS INC:
                      Salomon Brothers All Cap Value Fund
                       Salomon Brothers Asia Growth Fund
                        Salomon Brothers Balanced Fund
                     Salomon Brothers Cash Management Fund
                     Salomon Brothers High Yield Bond Fund
               Salomon Brothers Institutional Money Market Fund
                  Salomon Brothers International Equity Fund
                  Salomon Brothers Large Cap Core Equity Fund
                    Salomon Brothers Large Cap Growth Fund
             Salomon Brothers New York Municipal Money Market Fund
                    Salomon Brothers Small Cap Growth Fund
                     Salomon Brothers Strategic Bond Fund
                 Salomon Brothers U.S. Government Income Fund

                              ------------------

                                PROXY STATEMENT

                              ------------------

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Salomon Brothers Series Funds Inc (the "Company") for use at an annual meeting of stockholders of the Company and any adjournment(s) or postponement(s) thereof (the "Meeting"). The Meeting will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 8, 2002.

   Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the proposals set forth below (each, a "Proposal" and collectively, the "Proposals"). The close of business on June 24, 2002 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each full share (a "Share") of common stock of each series of the Company listed above (each, a "Fund" and collectively, the "Funds") and an appropriate fraction of a vote for each fractional Share held of record on the Record Date, with no Shares having cumulative voting rights. Exhibit A sets forth the number of Shares of each class of each Fund issued and outstanding as of the Record Date.

   The following table identifies each Proposal and the Funds to which each Proposal applies.

  Proposal                                 Funds to which Proposal Applies
  --------                                 -----------------------------------

  1. Election of Directors                 All Funds, voting together

  2. Approval of a change in certain Fund  Salomon Brothers High Yield Bond
    investment objective(s)                Fund, Salomon Brothers Strategic
                                           Bond Fund and Salomon Brothers
                                           U.S. Government Income Fund, voting
                                           separately

  3. Approval of reclassification of each Each Fund, voting separately Fund's investment objective(s) from a fundamental to a non-fundamental policy

  4. Other business that may properly come All Funds before the Meeting or any adjournment(s) or postponement(s) thereof.

   A quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the outstanding Shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   The principal executive office of the Company is located at 125 Broad Street, New York, New York 10004.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, serves as investment manager to each of the Funds. SBAM is a wholly-owned subsidiary of Citigroup Inc.

                                  PROPOSAL 1:

                           THE ELECTION OF DIRECTORS

   At the Meeting, stockholders will be asked to consider the election of seven Directors, which constitutes the entire Board of Directors of the Company. Each elected Director will hold office for an indefinite term until the earlier of
(1) the next meeting of stockholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) until the death, resignation or removal of the Director. Normally, there will be no meetings of stockholders for the purpose of electing Directors except as required by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Additional Information--Stockholder Proposals" below. The Directors may, as permitted under Maryland law and the 1940 Act, appoint additional Directors without stockholder approval.

   All Shares represented by valid proxies will be voted in the election of Directors FOR each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

   Carol L. Colman, Daniel P. Cronin and Heath B. McLendon are incumbent Directors of the Company. The Nominating Committee of the Board, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act ("Non-Interested Directors"), convened on May 14, 2002 and nominated, and the Board recommends, Leslie H. Gelb, Riordan Roett and Jeswald W. Salacuse for election as Non-Interested Directors. The Board also considered and recommends R. Jay Gerken for election as Director; Mr. Gerken is an "interested person" of the Company because he is a director and/or officer of affiliates of SBAM, the investment manager to each of the Funds. Charles F. Barber became a director emeritus/1/ of the Company as of December 31, 2001 and is therefore not standing for reelection as a Director.

   If elected, the new Board of the Company will combine the incumbent Directors with directors supervising other funds in the Salomon Brothers fund complex. The Board believes that the Company and its stockholders will benefit from the expertise brought by the nominees for election as Director and the new larger combined Board of the Company.

--------
1 Upon attainment of age 80, Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended.

   The following tables provide certain information concerning each nominee for election as Director:

                                                                          Number of
                                                                        Portfolios in
                           Position(s)                                      Fund
                            Held with  Length of                          Complex*
                               the       Term    Principal Occupations   Overseen by  Other Directorships
Name, Address and Age        Company    Served    during Past 5 Years      Nominee      Held by Nominee
---------------------      ----------- --------- ---------------------- ------------- -------------------
NON-INTERESTED DIRECTOR NOMINEES
Carol L. Colman            Director    Since     President, Colman           30       None
Colman Consulting                      1992      Consulting.
278 Hawley Road
North Salem, NY 10560
Age: 56

Daniel P. Cronin            Director     Since   Associate General           26        None
Pfizer, Inc.                             1994    Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 56

Leslie H. Gelb              None         N/A     President, The              32        Britannica.com;
The Council on Foreign                           Council on Foreign                    Director of two
 Relations                                       Relations; formerly,                  registered
58 East 68th Street                              Columnist, Deputy                     investment
New York, NY 10021                               Editorial Page Editor                 companies
Age: 64                                          and Editor, Op-Ed                     advised by
                                                 Page, The New York                    Advantage
                                                 Times.                                Advisers, Inc.
                                                                                       ("Advantage").

Dr. Riordan Roett           None         N/A     Professor and               32        Director, The
The Johns Hopkins                                Director, Latin                       Latin America
 University                                      American Studies                      Equity Fund, Inc.
1710 Massachusetts Ave NW                        Program, Paul H.
Washington, D.C. 20036                           Nitze School of
Age: 63                                          Advanced
                                                 International Studies,
                                                 The Johns Hopkins
                                                 University.

Jeswald W. Salacuse         None         N/A     Henry J. Braker             32        Director,
Tufts University                                 Professor of                          Municipal
The Fletcher School of Law                       Commercial Law and                    Advantage
 & Diplomacy                                     formerly Dean, The                    Fund Inc.;
Packard Avenue                                   Fletcher School of                    Director of two
Medford, MA 02155                                Law & Diplomacy,                      registered
Age: 64                                          Tufts University.                     investment
                                                                                       companies
                                                                                       advised by
                                                                                       Advantage.

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.

                                                                      Number of
                                                                    Portfolios in
                      Position(s)                                       Fund
                       Held with  Length of                           Complex*
                          the       Term     Principal Occupations   Overseen by  Other Directorships
Name, Address and Age   Company    Served     during Past 5 Years      Nominee      Held by Nominee
--------------------- ----------- --------- ----------------------- ------------- -------------------
INTERESTED DIRECTOR NOMINEES

R. Jay Gerken**       President   Since     Managing Director,           152      None
Salomon Smith                     2002      Salomon Smith Barney
 Barney Inc.                                Inc. ("SSB") and
125 Broad Street                            Citigroup Asset
New York, NY 10004                          Management; formerly,
Age: 50                                     portfolio manager,
                                            Smith Barney Growth
                                            and Income Fund
                                            (1994-2000).

Heath B. McLendon**   Director    Since     Managing Director,           191      None
Salomon Smith         and         1998      SBAM and SSB;
 Barney Inc.          Chairman              Chairman, President,
125 Broad Street                            Chief Executive Officer
New York, NY 10004                          and Director,
Age: 68                                     Smith Barney Fund
                                            Management LLC
                                            ("SBFM") and
                                            Travelers Investment
                                            Adviser, Inc. ("TIA");
                                            Director, Travelers
                                            Investment
                                            Management Company
                                            and Citi Fund
                                            Management Inc.

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.
** Messrs. Gerken and McLendon are "interested persons" as defined in the 1940
   Act because each is a director and/or officer of SBAM or affiliates of SBAM, the investment manager to each of the Funds.

Responsibilities of the Board of Directors

   The business and affairs of each Fund are managed under the direction of the Company's Board of Directors. The Board of Directors is responsible for ensuring that each Fund is managed in the best interests of its stockholders. The Directors oversee each Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers, including SBAM. As part of this process, the Non-Interested Directors consult with each Fund's independent accountants and with their own separate independent counsel.

   The Board of Directors of the Company holds four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the Funds' last fiscal year, the Board of Directors met five times. In addition, the Board has an Audit Committee and Nominating Committee, which meet periodically during the year and whose responsibilities are described below.

   The Directors regularly review each Fund's performance and the quality of the services being provided to the Funds. As part of this process, the Directors review each Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Funds, SBAM and its affiliates, and other funds and clients managed by SBAM to ensure that each Fund is managed in a manner which is in the best interests of that Fund's stockholders.

   The Audit Committee is composed entirely of Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act. Currently, Ms. Colman and Mr. Cronin are members of the Audit Committee. The Audit Committee convened once during the Funds' last fiscal year. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of each Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

   The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Ms. Colman and Mr. Cronin. Only Non-Interested Directors of the Company are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee was established and held its first meeting on May 14, 2002 and therefore held no meetings during the Funds' last fiscal year.

   The table in Exhibit B provides information concerning the dollar range of equity securities owned beneficially by each nominee for election as Director.

   None of the nominees for Director who are not "interested persons" of the Company as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Funds' investment manager, or any person or entity, directly or indirectly, controlling, controlled by, or under common control with SBAM as of June 26, 2002.

   Under the federal securities laws, the Company is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Company as well as by the various other U.S. registered investment companies advised by SBAM or an affiliate of SBAM during the

Funds' prior fiscal year. The following table provides information concerning the compensation paid during the last fiscal year of the Funds to each incumbent Director standing for reelection. Mr. McLendon is not compensated for his service as a Director because of his affiliation with SBAM. No pension or retirement benefits are paid to the Directors.

                                                                              Total
                                                                            Number of
                                                                            Investment
                                                                             Company
                                                                Total         Boards
                                                             Compensation    Director
                                               Aggregate       from the     served on
                                              Compensation   Company and      within
                                                from the     Fund Complex      Fund
Name of Director                                Company    Paid to Director  Complex
----------------                              ------------ ---------------- ----------
Carol L. Colman..............................   $10,699        $46,625          7
Daniel P. Cronin.............................   $10,699        $53,200          7

   The executive officers of the Company are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. In addition to Messrs. Gerken and McLendon, the current executive officers of the Company are listed in Exhibit C.

Required Vote

   Directors are elected by a plurality of the votes cast by the holders of Shares of the Company, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, will not be considered votes cast, and do not affect the plurality vote required for Directors. However, abstentions and Broker Non-Votes will be recorded as present at the Meeting for the determination of a quorum. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Company, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                                  PROPOSAL 2:

FOR SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND
 AND SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, THE APPROVAL OF A CHANGE IN
                      EACH FUND'S INVESTMENT OBJECTIVE(S)

   The Board is submitting for approval by stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers U.S. Government Income Fund, the following Proposal to change the investment objective(s) of the Funds. For the reasons described below, the Board has approved the proposed changes. The Board believes that the proposed changes are in the best interests of stockholders and recommends that stockholders vote in favor of the changes. Currently, the investment objectives of the Funds are fundamental policies that cannot be changed without shareholder approval. See the Proposal to reclassify the investment objective(s) of each Fund as set forth below in Proposal 3.

   The current investment objectives for Salomon Brothers High Yield Bond Fund are:

      "The fund seeks to maximize current income. As a secondary objective, the fund seeks capital appreciation."

   The current investment objectives for Salomon Brothers Strategic Bond Fund are:

      "The fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation."

   The current investment objective for Salomon Brothers U.S. Government Income Fund is:

      "The fund seeks to obtain a high level of current income."

   The Board has approved and recommends that the stockholders of each Fund approve changing their Fund's investment objective(s) to:

      "The fund seeks to maximize total return, consistent with the preservation of capital."

   SBAM believes that the change will provide it with additional flexibility in making investment decisions to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily or, in the case of Salomon Brothers U.S. Government Income Fund, exclusively on the current income potential of the investment. Under the current investment objectives, the primary investment consideration for each of the Funds is to provide high current income. Thus, an issuer's ability to pay income is usually a major factor in making investment decisions and determining portfolio composition.

Investing for total return will allow SBAM, when selecting securities for the Funds, to place more emphasis on additional factors, such as appreciation and overall return potential. SBAM believes that at certain times, a fixed income security's price appreciation can be a more important component of return than its yield. In addition, SBAM's view is that during periods of heightened market volatility, lower yielding securities can often provide a higher degree of price stability than higher yielding securities.

   Neither the Board nor SBAM believes that these changes in the investment objectives of each of the Funds will result in material changes to the Fund's principal investment strategies, credit quality standards or average maturity range. It is anticipated that the changes in investment objectives will not result in increased portfolio turnover or related transaction costs. In addition, each of the Funds will continue to pay monthly dividends, the rate of which is expected to fluctuate. If capital appreciation were to become a significant focus of a Fund, however, the benefits associated with seeking capital appreciation could be balanced by the following factors, among others:
(i) distributions of income to stockholders could be reduced due to the Fund's decreased investment in higher income-producing securities and increased attention to capital appreciation; (ii) capital gains taxes, which would be payable by stockholders despite reduced stockholder current income, could increase; and (iii) the Fund's investments may be affected by issuer and market developments to a greater extent than are the Fund's current investments; this could cause the Fund to experience greater fluctuations in the value of its portfolio holdings. However, as indicated, there is no expectation that the Funds' investment strategies will shift in any material respect in the foreseeable future. As a result, the Directors and SBAM do not currently anticipate any increased risks associated with these changes in the Funds' investment objectives.

   For these reasons, the Board believes that the proposed changes to the investment objective(s) are in the best interests of stockholders of each of the Funds and recommends that the stockholders approve the Proposal. If approved by stockholders it is anticipated that the changes to the Funds' investment objective(s) will be implemented and take effect on or about September 3, 2002.

   If Proposal 2 is not approved by the Funds' stockholders but Proposal 3 (the approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy, as described below) is approved by the Funds' stockholders, the Board of Directors may in the future change the investment objective(s) of any of the Funds, including the investment objectives of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers U.S. Government Income Fund as described above. Stockholder approval would not be required to make such a change.

Required Vote

   As provided by the 1940 Act, approval of a change to a Fund's investment objective will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding Shares of the Fund. For this purpose, abstentions and Broker Non-Votes will be counted as Shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal. Stockholders of each Fund must separately approve the Proposal with respect to their Fund.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                                  PROPOSAL 3:

     FOR EACH FUND, THE APPROVAL OF THE RECLASSIFICATION OF THE INVESTMENT
                       OBJECTIVE(S) FROM A FUNDAMENTAL
                          TO A NON-FUNDAMENTAL POLICY

   The Board is submitting for approval by stockholders of each of the Funds, a Proposal to reclassify the investment objective(s) of the Fund from a fundamental policy to a non-fundamental policy.

   A fundamental investment objective may be changed only by vote of a Fund's stockholders. Under the 1940 Act, however, a Fund's investment objective is not required to be classified as "fundamental." Nevertheless, each of the Funds established fundamental investment objectives in response to then current regulatory practices. In order to provide SBAM with enhanced investment management flexibility to respond to market, industry or regulatory changes, SBAM proposed, and the Board of Directors approved, the reclassification of the investment objective(s) of each of the Funds from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Board of Directors but without the costs, expenses and time delay associated with obtaining stockholder approval.

   If this Proposal is approved, the investment objective(s) of each of the Funds will become non-fundamental. Approval of this Proposal is not conditioned upon approval of Proposal 2 with respect to changing the investment objective(s) of certain Funds. Except as set forth in Proposal 2, there is no present intention to change the investment objective(s) of any of the Funds. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective(s), stockholders of the Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, stockholders would not be asked to approve such change.

   If the reclassification of any Fund's investment objective(s) from fundamental to non-fundamental is not approved by stockholders of a Fund, the Fund's investment objective(s) will remain fundamental and stockholder approval will continue to be required prior to any change in the investment objective(s) for the Fund.

   The Directors have considered the enhanced flexibility anticipated by management to respond to market, industry or regulatory changes that would inure to each of the Funds if its fundamental investment objective(s) were reclassified as non-fundamental. Therefore, the Board of Directors voted to recommend to stockholders the approval of the reclassification of the investment objective(s) of each of the Funds currently classified as fundamental to non-fundamental.

   It is anticipated that once the Proposal is approved by the stockholders of a Fund, the Proposal will be implemented as soon as practicable.

Required Vote

   As provided by the 1940 Act, approval of a change to a Fund's investment objective will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding Shares of the Fund. For this purpose, abstentions and Broker Non-Votes will be counted as Shares present at the Meeting for quorum purposes, but not voting, and thus will have the same effect as votes cast against the Proposal. Stockholders of each Fund must separately approve the Proposal with respect to their Fund.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

                            ADDITIONAL INFORMATION

Other Information relating to the Company

   Salomon Brothers Asset Management Limited ("SBAM Limited"), an affiliate of SBAM, provides subadvisory services to SBAM in connection with Salomon Brothers Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. SBAM Limited's principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited ("SBAM AP") is subadviser to Salomon Brothers Asia Growth Fund and manages the Fund's assets under the supervision of SBAM. SBAM AP's principal address is Three Exchange Square, Hong Kong. Citi Fund Management Inc., an affiliate of SBAM, is subadviser to Salomon Brothers Large Cap Growth Fund and Salomon Brothers International Equity Fund and manages each Fund's assets under the supervision of SBAM. Citi Fund Management Inc.'s principal address is 100 First Stamford Place, Stamford, Connecticut 06902.

   Smith Barney Fund Management LLC, located at 333 West 34th Street, New York, New York 10001, serves as the administrator to each of the Funds other than Salomon Brothers Small Cap Growth Fund. SBAM serves as administrator to Salomon Brothers Small Cap Growth Fund.

   Salomon Smith Barney Inc. serves as the distributor of each of the Funds. Its principal address is 388 Greenwich Street, New York, New York 10013.

Beneficial Ownership

   Exhibit D contains information about the beneficial ownership by stockholders of 5% or more of each Fund's outstanding Shares, as of June 24, 2002. On that date, the Directors and officers of the Company, individually and as a group, owned beneficially less than 1% of each Fund's outstanding Shares.

Stockholder Proposals

   The Company is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary of the Company at 300 First Stamford Place, Fourth Floor, Stamford, CT 06902, in order that they are received within a reasonable time before any such meeting.

Independent Public Accountants

   PricewaterhouseCoopers LLP ("PwC") serves as the independent public accountant for each of the Funds for their current and most recently completed fiscal years. A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

   Audit Fees. The aggregate fees billed by PwC to the Company in connection with PwC's annual audit and review of the Funds' financial statements for the Funds' most recently completed fiscal year were $212,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for information technology services rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the Funds for their most recently completed fiscal year.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the Funds for their most recently completed fiscal year were $118,623. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

Annual and Semi-Annual Reports to Stockholders

   The Company will furnish, without charge, a copy of the Funds' most recent annual report to a stockholder of a Fund upon request. Any such request should be directed to the Funds' transfer agent at (800) 446-1013.

Other Business

   The Board of Directors does not know of any other matter which may come before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. Proxies may also be solicited personally by officers of the Company and by regular employees of SBAM or their respective affiliates, or other representatives or agents of the Company or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for out-of-pocket expenses incurred in this connection. Exhibit E sets forth the estimated costs of the proxy solicitation to be borne by each of the Funds.

July 8, 2002

                                   EXHIBIT A

   NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
                                 JUNE 24, 2002

                                                            Number of Shares
     Fund and Share Class                                     Outstanding
    --------------------                                    ----------------
    (i)    Salomon Brothers All Cap Value Fund
            Class A........................................       1,321.820
            Class B........................................      11,406.157
            Class 2........................................       2,114.249
            Class O........................................     800,000.000
            Class Y........................................           0.000
    (ii)   Salomon Brothers Asia Growth Fund
            Class A........................................     384,725.560
            Class B........................................     570,370.014
            Class 2........................................     305,144.637
            Class O........................................      94,819.489
    (iii)  Salomon Brothers Balanced Fund
            Class A........................................   2,224,736.684
            Class B........................................   4,581,043.415
            Class 2........................................   1,406,772.977
            Class O........................................      94,597.020
    (iv)   Salomon Brothers Cash Management Fund
            Class A........................................  21,307,351.790
            Class B........................................   7,226,356.950
            Class 2........................................   5,653,035.520
            Class O........................................   6,994,125.370
    (v)    Salomon Brothers High Yield Bond Fund
            Class A........................................  16,553,456.324
            Class B........................................  28,989,199.320
            Class 2........................................  13,955,084.374
            Class O........................................   5,621,132.277
    (vi)   Salomon Brothers Institutional Money Market Fund 107,559,708.310
    (vii)  Salomon Brothers International Equity Fund
            Class A........................................     618,231.180
            Class B........................................     384,947.750
            Class 2........................................     306,245.418
            Class O........................................       3,265.500
    (viii) Salomon Brothers Large Cap Core Equity Fund
            Class A........................................           0.000
            Class B........................................           0.000
            Class 2........................................       4,527.284
            Class O........................................     400,000.000
            Class Y........................................           0.000

                                                            Number of Shares
     Fund and Share Class                                     Outstanding
    --------------------                                    ----------------
    (ix)   Salomon Brothers Large Cap Growth Fund
            Class A........................................     169,310.873
            Class B........................................     489,306.978
            Class 2........................................     441,633.432
            Class O........................................       1,920.998
    (x)    Salomon Brothers New York Municipal Money Market
             Fund
            Class A........................................   5,786,916.560
            Class B........................................           0.000
            Class 2........................................      10,437.620
            Class O........................................ 111,925,135.490
    (xi)   Salomon Brothers Small Cap Growth Fund
            Class A........................................  16,352,852.656
            Class B........................................   6,245,197.772
            Class 2........................................   3,555,933.890
            Class O........................................      50,559.403
            Class Y........................................           0.000
    (xii)  Salomon Brothers Strategic Bond Fund
            Class A........................................   2,587,374.279
            Class B........................................   9,124,892.561
            Class 2........................................   4,428,132.711
            Class O........................................      70,024.521
    (xiii) Salomon Brothers U.S. Government Income Fund
            Class A........................................   2,901,099.707
            Class B........................................   2,733,746.858
            Class 2........................................   2,583,793.496
            Class O........................................     179,805.449

                                   EXHIBIT B

   The following table shows the dollar range/(1)/ of equity securities of each Fund owned by the nominees for Director of the Company and of the other investment companies to be overseen by the nominees for Director if elected within the same family of investment companies as of December 31, 2001.

                                                                         Dollar      Dollar
                          Dollar     Dollar                            Range/(1)/  Range/(1)/
                        Range/(1)/ Range/(1)/   Dollar      Dollar     of Equity    of Equity
                        of Equity  of Equity  Range/(1)/  Range/(1)/   Securities  Securities
                        Securities Securities of Equity    of Equity     of the      of the
                          of the     of the   Securities Securities of  Salomon      Salomon
                         Salomon    Salomon     of the    the Salomon   Brothers    Brothers
                         Brothers   Brothers   Salomon     Brothers       High    Institutional
                         All Cap      Asia     Brothers      Cash        Yield        Money
                          Value      Growth    Balanced   Management      Bond       Market
    Name of Nominee        Fund       Fund       Fund        Fund         Fund        Fund
    ---------------     ---------- ---------- ---------- ------------- ---------- -------------
Non-Interested Director
 Nominees:
Carol L. Colman........     A          B          A            A           B            A
Daniel P. Cronin.......     A          A          A            A           A            A
Leslie H. Gelb.........     A          A          A            A           A            A
Dr. Riordan Roett......     A          A          A            A           A            A
Jeswald W. Salacuse....     A          A          A            A           A            A
Interested Director
 Nominees:
R. Jay Gerken..........     A          A          A            A           A            A
Heath B. McLendon......     A          A          A            A           A            A

--------
(1) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(2) A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, and share the same investment adviser.

                                                                                     Aggregate
                                      Dollar                                           Dollar
                Dollar     Dollar   Range/(1)/   Dollar                            Range/(1)/ of
   Dollar     Range/(1)/ Range/(1)/ of Equity  Range/(1)/   Dollar      Dollar         Equity
 Range/(1)/   of Equity  of Equity  Securities of Equity  Range/(1)/  Range/(1)/   Securities of
  of Equity   Securities Securities   of the   Securities of Equity    of Equity   All Registered
 Securities     of the     of the    Salomon     of the   Securities Securities of   Investment
   of the      Salomon    Salomon    Brothers   Salomon     of the    the Salomon    Companies
   Salomon     Brothers   Brothers   New York   Brothers   Salomon     Brothers     Overseen by
  Brothers      Large      Large    Municipal    Small     Brothers      U.S.        Nominee in
International  Cap Core     Cap       Money       Cap     Strategic   Government     Family of
   Equity       Equity     Growth     Market     Growth      Bond       Income       Investment
    Fund         Fund       Fund       Fund       Fund       Fund        Fund      Companies/(2)/
------------- ---------- ---------- ---------- ---------- ---------- ------------- --------------

      A           A          A          A          C          A            A             E
      A           A          A          A          A          A            A             C
      A           A          A          A          A          A            A             B
      A           A          A          A          A          A            A             A
      A           A          A          A          A          A            A             C

      A           A          A          A          A          A            A             E
      A           A          A          A          B          A            A             E

                                   EXHIBIT C

                              EXECUTIVE OFFICERS

   The address of each executive officer, unless otherwise indicated, is 388 Greenwich Street, New York, NY 10013. In addition to Messrs. Gerken and McLendon, the current executive officers of the Company are:

                                                   Length             Business
                         Position(s) held with     of Time        Experience During
Name, Address and Age         the Company          Served          Past Five Years
---------------------    ---------------------     -------        -----------------

Robert E. Amodeo      Executive Vice President      Since  Managing Director (since
Age: 36                                             1992   2002) and Director (from 1999
                                                           to 2002), SBAM and SSB;
                                                           Vice President (from 1992 to
                                                           1999), SBAM and SSB

Charles K. Bardes     Vice President                Since  Vice President (since 1997),
Age: 42                                             1998   and formerly, employee,
                                                           SBAM and SSB

James E. Craige       Executive Vice President      Since  Managing Director, SBAM
Age: 35                                             1995

Thomas A. Croak       Executive Vice President      Since  Vice President, SBAM
Age: 41                                             1998

John B. Cunningham    Executive Vice President      Since  Managing Director, SBAM
Age: 37                                             1997

Lewis E. Daidone      Senior Vice President and     Since  Managing Director, SSB; Chief
125 Broad Street      Chief Administrative Officer  1998   Administrative Officer, Smith
New York, NY 10004                                         Barney Mutual Funds; Director
Age: 44                                                    and Senior Vice President,
                                                           SBFM and TIA

Irving David          Treasurer                     Since  Director, SSB
125 Broad Street                                    2002
New York, NY 10004
Age: 41

Robert M. Donahue, Jr Executive Vice President      Since  Managing Director (since
Age: 34                                             1998   2001), and previously Director
                                                           and equity analyst (prior to
                                                           2001), SBAM

Thomas K. Flanagan    Executive Vice President      Since  Managing Director (since
Age: 49                                             1995   1999), SBAM; Director (from
                                                           1991 to 1999), SBAM and SSB

Frances Guggino       Controller                    Since  Vice President, Citigroup Asset
125 Broad Street                                    2002   Management
New York, NY 10004
Age: 44

Roger Lavan           Executive Vice President      Since  Managing Director, SBAM
Age: 39                                             1995

Ross S. Margolies     Executive Vice President      Since  Managing Director, SBAM
Age: 43                                             1998

                                                  Length            Business
                          Position(s) held with   of Time       Experience During
Name, Address and Age          the Company        Served         Past Five Years
---------------------     ---------------------   -------       -----------------

Maureen O'Callaghan      Executive Vice President  Since  Managing Director (since
Age: 38                                            1997   January 2001) and previously
                                                          Director and Vice President
                                                          (prior to 2001) of SBAM

David J. Scott           Executive Vice President  Since  Managing Director, SBAM
Age: 40                                            1995

Beth A. Semmel           Executive Vice President  Since  Managing Director, SBAM
Age: 41                                            1995

Christina T. Sydor       Secretary                 Since  Managing Director, SSB;
300 First Stamford Place                           1998   General Counsel and Secretary,
Stamford, CT 06902                                        SBFM and TIA
Age: 51

Peter J. Wilby           Executive Vice President  Since  Managing Director, SBAM
Age: 43                                            1995

George J. Williamson     Executive Vice President  Since  Director, SBAM
Age: 68                                            1998

                                   EXHIBIT D

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

   As of June 24, 2002, the following stockholders were known to the Company to own beneficially 5% or more of a class of Shares of a Fund:

Salomon Brothers All Cap Value Fund--Class B
                                               Percentage of
                                      Shares    Outstanding
Name and Address of Beneficial Owner  Owned     Fund Shares
------------------------------------ --------- -------------
   Raymond James & Assoc. Inc....... 6,000.284    52.6057%
   FBO Crisp IRA
   880 Carillon Pkwy
   St. Petersburg, FL 33716
   Prudential Securities Inc. FBO... 1,880.028    16.4826%
   Ms. Janet K. Marquardt
   17262 Citron
   Irvine, CA 92612-2322
   Raymond James & Assoc. Inc....... 1,500.070    13.1514%
   FBO Short IRA
   880 Carillon Pkwy
   St. Petersburg, FL 33716
   Donaldson Lufkin Jenrette........   796.243     6.9808%
   Securities Corporation Inc.
   P.O. Box 2052
   Jersey City, NJ 07303-9998
   Prudential Securities Inc. FBO...   611.740     5.3632%
   Ms. Margaret K. McCoy &
   Ms. Judith Freeman &
   Ms. Maxine Malini, JT TEN
   2434 S. Newberry Rd.
   Tempe, AZ 85282-2518

Salomon Brothers All Cap Value Fund--Class A
                                                         Percentage of
                                               Shares     Outstanding
Name and Address of Beneficial Owner           Owned      Fund Shares
------------------------------------         ----------- -------------
    American Enterprise Investment Svcs.....     839.631    63.5208%
    FBO 191207991
    P.O. Box 9446
    Minneapolis, MN 55440
    American Enterprise Investment Svcs.....     170.185    12.8750%
    FBO 194859291
    P.O. Box 9446
    Minneapolis, MN 55440
    American Enterprise Investment Svcs.....     170.185    12.8750%
    FBO 173494571
    P.O. Box 9446
    Minneapolis, MN 55440
    American Enterprise Investment Svcs.....     141.820    10.7291%
    FBO 157977231
    P.O. Box 9446
    Minneapolis, MN 55440

Salomon Brothers All Cap Value Fund--Class O
                                                         Percentage of
                                               Shares     Outstanding
Name and Address of Beneficial Owner           Owned      Fund Shares
------------------------------------         ----------- -------------
    Salomon Brothers Holding Co. Inc........ 800,000.000   100.0000%
    Attn: Paul Miller
    388 Greenwich Street
    New York, NY 10013


Salomon Brothers All Cap Value Fund--Class 2
                                                      Percentage of
                                             Shares    Outstanding
Name and Address of Beneficial Owner         Owned     Fund Shares
------------------------------------       ---------- -------------
   American Enterprise Investment Svcs....    782.636    37.0172%
   FBO 137156511
   P.O. Box 9446
   Minneapolis, MN 55440
   Prudential Securities Inc. FBO.........    590.011    27.9064%
   Mrs. Ruth A. Miller Cust.
   Nathaniel George Miller
   Unif. Trans. Min Act AZ
   P.O. Box 6931
   Phoenix, AZ 85005-6931
   American Enterprise Investment Svcs....    403.262    19.0735%
   FBO 194074851
   P.O. Box 9446
   Minneapolis, MN 55440
   Donaldson Lufkin Jenrette
   Securities Corporation Inc.............    169.170     8.0014%
   P.O. Box 2052
   Jersey City, NJ 07303-9998
   Donaldson Lufkin Jenrette
   Securities Corporation Inc.............    169.170     8.0014%
   P.O. Box 2052
   Jersey City, NJ 07303-9998

Salomon Brothers Asia Growth Fund--Class O
                                                      Percentage of
                                             Shares    Outstanding
Name and Address of Beneficial Owner         Owned     Fund Shares
------------------------------------       ---------- -------------
   Salomon Smith Barney Inc............... 68,414.042    72.1519%
   00111181257
   333 West 34th St. - 3rd Floor
   New York, NY 10001
   Salomon Smith Barney Inc............... 11,898.416    12.5485%
   00123283484
   333 West 34th St. - 3rd Floor
   New York, NY 10001

Salomon Brothers Asia Growth Fund--Class 2
                                                         Percentage of
                                               Shares     Outstanding
Name and Address of Beneficial Owner           Owned      Fund Shares
------------------------------------         ----------- -------------
MLPF&S for the sole benefit of its customers  17,505.847     5.7369%
Attn: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246-0000

Salomon Brothers Balanced Fund--Class A
                                                         Percentage of
                                               Shares     Outstanding
Name and Address of Beneficial Owner           Owned      Fund Shares
------------------------------------         ----------- -------------
Smith Barney 401k Advisors Trust............ 159,608.299     7.1743%
Smith Barney Corp Trust Co TTEE
Two Tower Center
P.O. Box 1063
E. Brunswick, NJ 08816-1063
Salomon Smith Barney Inc.................... 115,129.067     5.1750%
00153A00325
333 West 34th St. - 3rd Floor
New York, NY 10001

Salomon Brothers Balanced Fund--Class O
                                                         Percentage of
                                               Shares     Outstanding
Name and Address of Beneficial Owner           Owned      Fund Shares
------------------------------------         ----------- -------------
Salomon Smith Barney Inc....................  39,046.645    41.2768%
00137616410
333 West 34th St. - 3rd Floor
New York, NY 10001
BSDT IRA R/O Cust FBO.......................  10,219.392    10.8031%
Dean Betzios
102 Dubois Avenue
Sea Cliff, NY 11579
Charles F. Barber...........................   5,586.820     5.9059%
Lois L. Barber JTWROS
66 Glenwood Drive
Greenwich, CT 06830
BSD&T Cust..................................   5,578.726     5.8974%
Alan L. Dahlberg IRA-RO
8911 Herts Rd
Spring, TX 77379

Salomon Brothers Balanced Fund--Class 2
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
MLPF&S for the sole benefit of its customers    81,110.980     5.7658%
Attn: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246-0000

Salomon Brothers Cash Management Fund--Class A
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
Salomon Smith Barney Inc.................... 4,902,305.640    23.0076%
00155590206
333 West 34th St. - 3rd Floor
New York, NY 10001
Salomon Smith Barney Inc.................... 4,466,665.330    20.9630%
00155590205
333 West 34th St. - 3rd Floor
New York, NY 10001
Northstar Advantage Funds................... 1,475,076.320     6.9229%
FBO Class A Shareholders
300 1st Stamford Place
Stamford, CT 06902
CIBC World Markets Corp..................... 1,118,075.130     5.2474%
FBO 033-49027-15
P.O. Box 3484
Church Street Station
New York, NY 10008-3484

Salomon Brothers Cash Management Fund--Class B
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
Northstar Advantage Funds................... 2,723,478.320    37.6881%
FBO Class B Shareholders
300 1st Stamford Place
Stamford, CT 06902

Salomon Brothers Cash Management--Class O
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
Turtle & Co................................. 5,047,178.060    72.1631%
Sweep Account
P.O. Box 9427
Boston, MA 02209

Salomon Brothers Cash Management--Class 2
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
Salomon Smith Barney Inc....................   507,381.540     8.9754%
00144401360
333 West 34th St.-3rd Floor
New York, NY 10001
Vikram H. Kaji TTEE.........................   443,330.160     7.8423%
Mercer OB/GYN M/P/P Plan
1900 Yardley Rd
Yardley, PA 19067
Vikram H. Kaji TTEE.........................   370,166.120     6.5481%
The Vikram H. Kaji Rev Family Trust
U/A DTD 4/5/00
1900 Yardley Rd
Yardley, PA 19067
BSDT Cust. IRA..............................   294,011.170     5.2009%
Mario L. Maiese
1735 Country Club Drive
Cherry Hill, NJ 08003
Mesirow Financial Inc.......................   282,990.710     5.0060%
Peter Mason IRA
350 North Clark Street
Chicago, IL 60610-4796

Salomon Brothers High Yield Bond Fund--Class B
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
MLPF&S for the sole benefit of its customers 2,028,160.699     6.9963%
Attn: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246-0000

Salomon Brothers High Yield Bond Fund--Class O
                                                           Percentage of
                                                Shares      Outstanding
Name and Address of Beneficial Owner            Owned       Fund Shares
------------------------------------         ------------- -------------
State Street Bank & Trust Cust.............. 5,505,589.532    97.9445%
FBO Citistreet 401k Plan
105 Rosemont Ave
Westwood, MA 02090-2318

Salomon Brothers International Equity Fund--Class A
                                                        Percentage of
                                               Shares    Outstanding
Name and Address of Beneficial Owner           Owned     Fund Shares
------------------------------------         ---------- -------------
Salomon Smith Barney Inc.................... 48,100.676     7.7804%
00120611324
333 West 34th St - 3rd Floor
New York, NY 10001
Citibank Cust............................... 43,763.676     7.0789%
FBO Leadership for Environment &
Development Int. Inc. #554891
Attn: Hazel France Edwards
333 West 34th Street
New York, NY 10001
MLPF&S for the sole benefit of its customers 36,376.059     5.8839%
Attn: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246-0000
Salomon Smith Barney Inc.................... 31,612.884     5.1134%
00115CO2530
333 West 34th St. - 3rd Floor
New York, NY 10001

Salomon Brothers International Equity Fund--Class O
                                                        Percentage of
                                               Shares    Outstanding
Name and Address of Beneficial Owner           Owned     Fund Shares
------------------------------------         ---------- -------------
Jerome E. Maisel............................  2,529.436    77.4594%
875 Fifth Avenue
New York, NY 10021
Mark Reiner.................................    610.166    18.6852%
1119 Ocean Pkwy
Brooklyn, NY 11230

Salomon Brothers Large Cap Core Equity Fund--Class O
                                                        Percentage of
                                               Shares    Outstanding
Name and Address of Beneficial Owner           Owned     Fund Shares
------------------------------------         ---------- -------------
Salomon Brothers Holding Co. Inc............ 400,000.00   100.0000%
Attn: Paul Miller
388 Greenwich Street
New York, NY 10013

          Salomon Brothers Large Cap Core Equity Fund--Class 2
                                                               Percentage of
                                                   Shares       Outstanding
          Name and Address of Beneficial Owner     Owned        Fund Shares
           ------------------------------------    ---------   -------------
             Dain Rauscher Inc. FBO.............. 1,756.266       38.7931%
             Joseph Petroski
             1800 Windsor Rd
             Linden, NJ 07036-5433
             RBC Dain Rauscher Custodian......... 1,444.041       31.8966%
             Marianne Kunze
             Individual Retirement Account
             21 Strawberry Lane
             Hillsborough, NJ 08844-5411
             RBC Dain Rauscher Custodian.........   936.675       20.6897%
             Evelyn A. Meade
             Individual Retirement Account
             48-35 43rd Street
             Woodside, NY 11377-6831
             RBC Dain Rauscher FBO...............   390.282        8.6207%
             Evelyn Petroski
             1800 Windsor Rd
             Linden, NJ 07036-5433

          Salomon Brothers Large Cap Growth Fund--Class A
                                                               Percentage of
                                                   Shares       Outstanding
          Name and Address of Beneficial Owner     Owned        Fund Shares
           ------------------------------------    ---------   -------------
             Janney Montgomery Scott LLC......... 9,696.450        5.7270%
             Harold E. Beaudoin
             1801 Market Street
             Philadelphia, PA 19103-1675
             Salomon Smith Barney Inc............ 9,619.258        5.6814%
             00163C51510
             333 West 34th St-3rd Floor
             New York, NY 10001
             James V. Garvey and
             Gwenae G. Garvey JT-TEN............. 9,226.287        5.4493%
             10 North Oak Forest
             Callawassie Island, SC 29910

    Salomon Brothers Large Cap Growth Fund--Class B
                                                               Percentage of
                                                    Shares      Outstanding
    Name and Address of Beneficial Owner            Owned       Fund Shares
    ------------------------------------         ------------- -------------
    MLPF&S for the sole benefit of its customers    30,131.784     6.1581%
    Attn: Fund Administration
    4800 Deer Lake Drive East 3rd Floor
    Jacksonville, FL 32246-0000

    Salomon Brothers Large Cap Growth Fund--Class O
                                                               Percentage of
                                                    Shares      Outstanding
    Name and Address of Beneficial Owner            Owned       Fund Shares
    ------------------------------------         ------------- -------------
    Mark Reiner.................................       815.418    42.4476%
    1119 Ocean Pkwy
    Brooklyn, NY 11230
    Kathy Bobbio................................       516.529    26.8886%
    3157A Io Lani Street
    Pukalani, HI 96788
    Salomon Smith Barney Inc....................       465.331    24.2234%
    00153164372
    331 West 34th St - 3rd Floor
    New York, NY 10001

    Salomon Brothers New York Municipal Money Market Fund--Class A
                                                               Percentage of
                                                    Shares      Outstanding
    Name and Address of Beneficial Owner            Owned       Fund Shares
    ------------------------------------         ------------- -------------
    Eugene Tesoriero............................ 1,163,166.400    20.0999%
    Orlando Tesoriero JTWROS
    35 Convent Rd.
    Syosset, NY 11791
    Lisa Burns..................................   536,158.410     9.2650%
    c/o Burns McClellan Inc.
    470 Park Ave South 9th Floor
    New York, NY 10016-0000
    Mitchell Tanzman............................   506,729.440     8.7565%
    167 East 61 Street
    New York, NY 10021
    Donald S. Macleod...........................   496,767.510     8.5843%
    33 Breezewood Common
    E. Amherst, NY 14051

        Salomon Brothers New York Municipal Money Market Fund--Class A
        (continued)
                                                           Percentage of
                                                Shares      Outstanding
        Name and Address of Beneficial Owner    Owned       Fund Shares
        ------------------------------------ ------------- -------------
           First Clearing Corporation.......   474,518.030     8.1998%
           Betty Wise
           Tod Lance Wise
           4035 Louisiana Ave N
           New Hope, MN 55427-1330
           Joseph Victor Lipschutz &
           Madeline Lipschutz JTWROS........   414,326.560     7.1597%
           32 Carling Drive
           New Hyde Park, NY 11040-3721
           Marvin Finestone.................   395,093.170     6.8274%
           194 Roby Lane
           Rochester, NY 14618

        Salomon Brothers New York Municipal Money Market Fund--Class O
                                                           Percentage of
                                                Shares      Outstanding
        Name and Address of Beneficial Owner    Owned       Fund Shares
        ------------------------------------ ------------- -------------
           Hedi D. Kallal................... 9,368,320.420     8.3702%
           950 N. Michigan Ave
           Chicago, IL 60611
           Eduardo G. Mestre................ 8,203,573.220     7.3295%
           970 Park Ave.
           New York, NY 10028
           Turtle & Co...................... 7,064,002.120     6.3114%
           Sweep Account
           P.O. Box 9427
           Boston, MA 02209

        Salomon Brothers New York Municipal Money Market Fund--Class 2
                                                           Percentage of
                                                Shares      Outstanding
        Name and Address of Beneficial Owner    Owned       Fund Shares
        ------------------------------------ ------------- -------------
           Salomon Smith Barney Inc.........    10,437.620   100.0000%
           00130780937
           333 West 34th St. - 3rd Floor
           New York, NY 10001

          Salomon Brothers Small Cap Growth Fund--Class O
                                                          Percentage of
                                                 Shares    Outstanding
          Name and Address of Beneficial Owner   Owned     Fund Shares
          ------------------------------------  --------- -------------
           Anthony E. Viola &
           Elaine M. Viola JTTEN............... 5,225.967    10.3363%
           322 West 57th Street
           New York, NY 10019
           Ann M. Barber....................... 4,918.800     9.7288%
           FDR 8106
           New York, NY 10150-8106
           First Clearing Corporation.......... 3,924.098     7.7614%
           Morris Rotskoff Rev Living
           Trust U/A Dated 8/22/84
           1146 Dunston Drive
           Saint Louis, MO 63146-5644
           Gene L. & Priscilla A. Lane TTEES... 3,255.073     6.3788%
           Lane Living Trust U/A DTD 4/24/96
           4601 Woodmark Trail
           Chesapeake, VA 23321
           Thomas G. Filut..................... 3,211.040     6.3510%
           Marlene A. Filut JTWROS
           6301 Reeh-Weinheimer Road
           Fredericksburg, TX 78624
           Charles E. Burton................... 3,149.390     6.2291%
           Jane M. Burton TTEES
           U/A 10/26/79
           717 Olson Rd.
           Soquel, CA 95073
           Albert G. Flor...................... 2,680.158     5.3010%
           308 NW 1st Street
           P.O. Box #472
           New Richland, MN 56072-0472

         Salomon Brothers Strategic Bond Fund--Class B
                                                          Percentage of
                                                Shares     Outstanding
         Name and Address of Beneficial Owner   Owned      Fund Shares
         ------------------------------------ ----------- -------------
         MLPF&S for the sole benefit of its
         customers........................... 789,410.007     8.6512%
         Attn: Fund Administration
         4800 Deer Lake Drive East 3rd Floor
         Jacksonville, FL 32246-0000

         Salomon Brothers Strategic Bond Fund--Class O
                                                          Percentage of
                                                Shares     Outstanding
         Name and Address of Beneficial Owner   Owned      Fund Shares
         ------------------------------------ ----------- -------------
         Florence Kaplan TTEE................  26,758.850    38.2135%
         Florence Kaplan Living Tr.
         UTD 07/15/91
         8846 Mission Rd.
         Leawood, KS 66206-1604
         Ida J. Feeney and
         Donna M. Roncoroni JTWROS...........  10,532.151    15.0407%
         412 West Caracas Ave.
         Hershey, PA 17033-0000
         Kathleen Pappas.....................   9,473.684    13.5291%
         36 Hilltop Road
         New Hartford, CT 06057
         Sidney P. Mendel
         Leola D. Mendel JTWROS..............   6,209.002     8.8669%
         27410 Plantation
         Atlanta, GA 30324
         Maurice Michiels....................   5,031.033     7.1847%
         8 Navigator
         Salem, SC 29676
         James N. Brown Jr. &
         Lila B. Brown Ten Com...............   4,732.422     6.7582%
         224 Wagon Wheel Lane
         Columbus, NJ 08022

Salomon Brothers U.S. Government Income Fund--Class A
                                                                 Percentage of
                                                       Shares     Outstanding
Name and Address of Beneficial Owner                   Owned      Fund Shares
------------------------------------                 ----------- -------------
Salomon Smith Barney Inc............................ 349,299.858    12.0403%
00135445489
333 West 34th St-3rd Floor
New York, NY 10001
Salomon Smith Barney Inc............................ 147,492.625     5.0840%
00130720089
333 West 34th St-3rd Floor
New York, NY 10001
Salomon Smith Barney Inc............................ 145,463.678     5.0141%
00132C23142
333 West 34th St-3rd Floor
New York, NY 10001

Salomon Brothers U.S. Government Income Fund--Class B

                                                                 Percentage of
                                                       Shares     Outstanding
Name and Address of Beneficial Owner                   Owned      Fund Shares
------------------------------------                 ----------- -------------
MLPF&S for the sole benefit of its customers........ 197,838.722    7.2369%
Attn: Fund Administration
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246-0000

Salomon Brothers U.S. Government Income Fund--Class O
                                                                Percentage of
                                                       Shares    Outstanding
Name and Address of Beneficial Owner                   Owned     Fund Shares
------------------------------------                 ---------- -------------
Paul C. Bellman MD.................................. 50,547.635    28.1124%
808 Broadway
New York, NY 10003-4806
BSDT Custodian for
Arthur H. Elkind MP RET PL.......................... 34,946.131    19.4355%
FBO Arthur H. Elkind
150 Taymil Rd.
New Rochelle, NY 10804
Paula Armbruster.................................... 22,775.181    12.6666%
294 Lawrence Street
New Haven, CT 06511
Edgar Berman........................................ 12,494.148     6.9487%
P.O. Box 444
Reseda, CA 91335
BSDT Custodian for
the IRA Acct. of
David M. Shapiro.................................... 11,153.943     6.2033%
10 Waterside Plaza
New York, NY 10010

                                   EXHIBIT E

                     ESTIMATED COSTS OF PROXY SOLICITATION

   The costs of the proxy solicitation to be borne by each of the Funds are estimated to be:

                                                              Estimated
        Fund                                                    Costs
        ----                                                  ---------
        Salomon Brothers All Cap Value Fund..................  $   500
        Salomon Brothers Asia Growth Fund....................  $ 3,500
        Salomon Brothers Balanced Fund.......................  $12,500
        Salomon Brothers Cash Management Fund................  $ 2,200
        Salomon Brothers High Yield Bond Fund................  $37,000
        Salomon Brothers Institutional Money Market Fund.....  $   500
        Salomon Brothers International Equity Fund...........  $ 2,500
        Salomon Brothers Large Cap Core Equity Fund..........  $   500
        Salomon Brothers Large Cap Growth Fund...............  $ 2,500
        Salomon Brothers New York Municipal Money Market Fund  $ 1,500
        Salomon Brothers Small Cap Growth Fund...............  $57,000
        Salomon Brothers Strategic Bond Fund.................  $13,000
        Salomon Brothers U.S. Government Income Fund.........  $ 8,500

                      EVERY STOCKHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.

PROXY CARD            SALOMON BROTHERS SERIES FUNDS INC               PROXY CARD
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 19, 2002
              This Proxy is Solicited on Behalf of the Directors

The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Lewis E. Daidone, William Renahan, Rosemary Emmens and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at an Annual Meeting of Stockholders of the Company to be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York on Monday, August 19, 2002, at 3:00 p.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated July 8, 2002 and upon all other matters properly coming before said Meeting.

                          VOTE VIA THE TELEPHONE:  1-800-597-7836
                          VOTE VIA THE FACSIMILE:  1-888-796-9932
                          VOTE VIA THE INTERNET:   https://vote.proxy-direct.com
                          ------------------------------------------------------
                          CONTROL NUMBER:  999 9999 9999 999
                          ------------------------------------------------------

                          Note: Please sign exactly as your name or names appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature of joint owner, if any

                          ______________________________________________________
                          Date                                         SBS_12588


  PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE!

                      EVERY STOCKHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





SERIES                                               SHARES
------                                               ------
SB All Cap Value Fund                            12578.2560
SB Cash Management Fund                           2215.5654
SB International Equity Fund                      2578.2560
SB New York Municipal Money Market Fund           2578.2560
SB U.S. Government Income Fund                    2578.2560
SB Asia Growth Fund                               5125.2450
SB High Yield Bond Fund                            632.5087
SB Large Cap Core Equity Fund                     5125.2450
SB Small Cap Growth Fund                          5635.5087
SB Balanced Fund                                  5685.5087
SB Institutional Money Market Fund                2565.5654
SB Large Cap Growth Fund                          5935.5027
SB Strategic Bond Fund                            2065.5654


                  Please detach at perforation before mailing.



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 (including all nominees for Director)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.  Election of Directors.                   FOR    WITHHOLD    FOR ALL
       01  Carol L. Colman                   ALL      ALL       EXCEPT
       02  Daniel P. Cronin                  [ ]      [ ]        [ ]
       03  Leslie H. Gelb
       04  Dr. Riordan Roett
       05  Jeswald W. Salacuse
       06  R. Jay Gerken
       07  Heath B. McLendon

If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below:
________________________________________________________________________________
2.  The approval of a change in each Fund's investment objective(s).

                                             FOR    AGAINST    ABSTAIN
SB High Yield Bond Fund                      [ ]      [ ]        [ ]
SB Strategic Bond Fund                       [ ]      [ ]        [ ]
SB U.S. Govt Inc Fund                        [ ]      [ ]        [ ]

3. The approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy.

                                             FOR    AGAINST    ABSTAIN
SB All Cap Value Fund                        [ ]      [ ]        [ ]
SB Cash Management Fund                      [ ]      [ ]        [ ]
SB International Equity Fund                 [ ]      [ ]        [ ]
SB New York Municipal MM Fund                [ ]      [ ]        [ ]
SB U.S. Government Income Fund               [ ]      [ ]        [ ]
SB Asia Growth Fund                          [ ]      [ ]        [ ]
SB High Yield Bond Fund                      [ ]      [ ]        [ ]
SB Large Cap Core Equity Fund                [ ]      [ ]        [ ]
SB Small Cap Growth Fund                     [ ]      [ ]        [ ]
SB Balanced Fund                             [ ]      [ ]        [ ]
SB Institutional MM Fund                     [ ]      [ ]        [ ]
SB Large Cap Growth Fund                     [ ]      [ ]        [ ]
SB Strategic Bond Fund                       [ ]      [ ]        [ ]

4. In the discretion of the persons named as proxies. Upon any other business that may properly come before the Meeting.

                  PLEASE SIGN AND DATE THE FRONT OF THIS CARD!         SBS_12588

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                        SALOMON BROTHERS SERIES FUNDS INC


OPENING:

When connected to the toll-free number 1-800-597-7836 , the shareholder will hear:

--------------------------------------------------------------------------------
"Welcome! Please enter the control number located beneath the telephone number."
--------------------------------------------------------------------------------

When the shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"This is the automated telephone voting site for the Salomon Brothers Series Funds proxy This site allows you to vote all your holdings together on all proposals. If you want to vote on each proposal separately, please either vote by mail using the enclosed ballot and return envelope, by fax or use the internet voting site." "Please note on Proposal number one, that an Abstain vote does not apply, so if you vote Abstain on All proposals during this call, Proposal number one will be voted as a Withhold vote for all Nominees."
--------------------------------------------------------------------------------

The shareholder then hears:

--------------------------------------------------------------------------------
"To vote For All Proposals, as the Board recommends, press 1 now."
"To vote Against All Proposals, press 9 now."
"To vote Abstain on All Proposals, press 0 now."
--------------------------------------------------------------------------------

After the shareholder votes:

--------------------------------------------------------------------------------
If 1 was pressed: "Your votes have been cast as follows, For All"
If 9 was pressed: "Your votes have been cast as follows, Against All"
If 0 was pressed: "Your votes have been cast as follows, Abstain All"
then you hear: "If this is correct press 1, if incorrect press 0"
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:
--------------------------------------------------------------------------------
"If you would like to submit another vote, press 1 now. To end this call press 0 now."
--------------------------------------------------------------------------------

If the shareholder presses 0 to indicate an incorrect vote, he/she will hear:
--------------------------------------------------------------------------------
"Your votes have been canceled. If you would like to submit another vote, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If the shareholder elects to re-vote the cancelled vote or submit another vote, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         BUCKSLIP MAILED TO STOCKHOLDERS

[GRAPHIC]

Every proxy vote is important!
Vote your proxy on the phone or Internet.

It saves money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone and Internet voting is instantaneous 24 hours a day.

It's easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-800-597-7836 or go to the website:

   https://vote.proxy-direct.com

3. Enter your 14-digit control number from your proxy card.

4. Follow the recorded or on-screen directions.

5. Do not mail your proxy card when you vote by phone or Internet.

                                                                      PROXY 2002

              FORM OF SCREEN SCRIPT FOR REGISTERED INTERNET VOTING

[Upon Login to https://vote.proxy-direct.com stockholder sees Screen 1]

Screen 1

Shareholder Login

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: 588-0000-0000-000 Continue
--------------------------------------------------------------------------------

    Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

                                    VeriSign
                                     Secure
                                      Site

                                Click to verify

 (C)2001 PROXY DIRECT(TM) - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

[Upon input of control number stockholder is directed to Proxy Direct Ballot (Screen 2).]

                                    SCREEN 2

Salomon Brothers Series Funds Inc Proxy
Shareholder:    ALAMO SAMPLE CARD FOR
                ALL FUNDS                        ----------------------------------------
                280 OSER AVE                     [X] Click here to go to Salomon Brothers
                HAUPPAUGE, NY 11788              ----------------------------------------
Account:        1234567890 / 588-XXXX-XXXX-000
Previous vote:  No Previous Vote Collected
                                                                Mark All   For          Against
----------------------------------------------------------------------------------------------------------
.. 1.01  Elect Carol L. Colman                                           [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.02  Elect Daniel P. Cronin                                          [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.03  Elect Leslie H. Gelb                                            [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.04  Elect Dr. Riordan Roett                                         [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.05  Elect Jeswald W. Salacuse                                       [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.06  Elect R. Jay Gerken                                             [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
.. 1.07  Elect Heath B. McLendon                                         [ ] For   [ ] Withhold
----------------------------------------------------------------------------------------------------------
..    2  The approval of a change in each Fund's Investment objective(s)   Fund Specific Vote
----------------------------------------------------------------------------------------------------------
        Salomon Brothers High Yield Bond Fund, A Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, B Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, 2 Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, O Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, A Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, B Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, 2 Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, O Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Strategic Bond Fund, A Class                   [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Strategic Bond Fund, B Class                   [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Strategic Bond Fund, 2 Class                   [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Strategic Bond Fund, O Class                   [ ] For   [ ] Against  [ ] Abstain
----------------------------------------------------------------------------------------------------------
..    3  The approval of a change in each Fund's Investment objective(s)
        from a fundamental to a non-fundamental policy.                   Fund Specific Vote
----------------------------------------------------------------------------------------------------------
        Salomon Brothers Cash Management Fund, A Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Cash Management Fund, B Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Cash Management Fund, 2 Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Cash Management Fund, O Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, A Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, B Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, 2 Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers High Yield Bond Fund, O Class                  [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, A Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, B Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, 2 Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers U.S. Government Income Fund, O Class           [ ] For   [ ] Against  [ ] Abstain

        Salomon Brothers Strategic Bond Fund, A Class                   [ ] For   [ ] Against  [ ] Abstain

Salomon Brothers Strategic Bond Fund, B Class                          [_] For   [_] Against   [_] Abstain

Salomon Brothers Strategic Bond Fund, 2 Class                          [_] For   [_] Against   [_] Abstain

Salomon Brothers Strategic Bond Fund, O Class                          [_] For   [_] Against   [_] Abstain

Salomon Brothers Balanced Fund, A Class                                [_] For   [_] Against   [_] Abstain

Salomon Brothers Balanced Fund, B Class                                [_] For   [_] Against   [_] Abstain

Salomon Brothers Balanced Fund, 2 Class                                [_] For   [_] Against   [_] Abstain

Salomon Brothers Balanced Fund, O Class                                [_] For   [_] Against   [_] Abstain

Salomon Brothers Asia Growth Fund, A Class                             [_] For   [_] Against   [_] Abstain

Salomon Brothers Asia Growth Fund, B Class                             [_] For   [_] Against   [_] Abstain

Salomon Brothers Asia Growth Fund, 2 Class                             [_] For   [_] Against   [_] Abstain

Salomon Brothers Asia Growth Fund, O Class                             [_] For   [_] Against   [_] Abstain

Salomon Brothers New York Municipal Money Market Fund, A Class         [_] For   [_] Against   [_] Abstain

Salomon Brothers New York Municipal Money Market Fund, B Class         [_] For   [_] Against   [_] Abstain

Salomon Brothers New York Municipal Money Market Fund, 2 Class         [_] For   [_] Against   [_] Abstain

Salomon Brothers New York Municipal Money Market Fund, O Class         [_] For   [_] Against   [_] Abstain

Salomon Brothers Small Cap Growth Fund, A Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Small Cap Growth Fund, B Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Small Cap Growth Fund, 2 Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Small Cap Growth Fund, O Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Small Cap Growth Fund, Y Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers International Equity Fund, A Class                    [_] For   [_] Against   [_] Abstain

Salomon Brothers International Equity Fund, B Class                    [_] For   [_] Against   [_] Abstain

Salomon Brothers International Equity Fund, 2 Class                    [_] For   [_] Against   [_] Abstain

Salomon Brothers International Equity Fund, O Class                    [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Growth Fund, A Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Growth Fund, B Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Growth Fund, 2 Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Growth Fund, O Class                        [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Core Equity Fund, A Class                   [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Core Equity Fund, B Class                   [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Core Equity Fund, 2 Class                   [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Core Equity Fund, O Class                   [_] For   [_] Against   [_] Abstain

Salomon Brothers Large Cap Core Equity Fund, Y Class                   [_] For   [_] Against   [_] Abstain

Salomon Brothers All Cap Value Fund, A Class                           [_] For   [_] Against   [_] Abstain

Salomon Brothers All Cap Value Fund, B Class                           [_] For   [_] Against   [_] Abstain

Salomon Brothers All Cap Value Fund, 2 Class                           [_] For   [_] Against   [_] Abstain

Salomon Brothers All Cap Value Fund, O Class                           [_] For   [_] Against   [_] Abstain

Salomon Brothers All Cap Value Fund, Y Class                           [_] For   [_] Against   [_] Abstain

Salomon Brothers Institutional Money Market Fund                       [_] For   [_] Against   [_] Abstain
----------------------------------------------------------------------------------------------------------

                                                             Voting Instructions

o Enter your e-mail address here if you would like an e-mail confirmation of
your vote.                                   -----------------------------------

                                             -----------------------------------

     Answers have been marked according to your last recorded vote. Please change responses as appropriate before submission. If you have questions regarding any of the proposals, please call (631)231-7900

                                                [_] Cancel   [X] Continue
                                                    ------       --------

[If stockholder requests email confirmation, a confirmation in the following form will be sent to the designated email address]

                              FORM OF PROXY DIRECT
                               EMAIL CONFIRMATION

     Your vote for Control Number 5800 XXXX XXXX XXX has been submitted to Salomon Brothers as follows:

[Each Proposal is listed with an indication of the how the vote was recorded.]